Earnings/(Loss) per Unit	12 Months Ended
Dec. 31, 2022
Earnings Per Unit [Abstract]
Earnings/(Loss) per Unit

9. Earnings/(Loss) per Unit:

The Partnership calculates earnings/ (loss) per unit by allocating distributed and undistributed net income/ (losses) for each period to common and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned.

Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in the Limited Partnership Agreement, as generally described in Note 8 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model. The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership’s net earnings. The Partnership had no dilutive instruments in the years ended December 31, 2022, 2021 and 2020.

9. Earnings/(Loss) per Unit (continued):

The calculations of the basic and diluted earnings per common unit are presented below:

	Year ended December 31,
	2022	2021	2020
Partnership’s Net income	$54,010	$53,260	$34,052
Less:
Net Income attributable to preferred unitholders	11,563	11,563	11,563
General Partner’s interest in Net Income	42	41	23
Net income/(loss) attributable to common unitholders	$42,405	$41,656	$22,466
Weighted average number of common units outstanding, basic and diluted	36,802,247	36,504,120	35,546,823
Earnings/ (Losses) per common unit, basic and diluted	$1.15	$1.14	$0.63